UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Parkway North, Suite 400
Deerfield, IL	60015
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

The information set forth below in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

Item 8.01               Other Events.

This report is being filed to provide information with respect to recent developments, updated risk factors and certain exhibits. Our updated risk factors are set forth in Exhibit 99.1 to this report and incorporated by reference herein. The information with respect to recent developments is set forth below:

Recent Developments

Although our financial statements for the quarter ended March 31, 2010 are not yet complete, certain preliminary financial information and operating data underlying our results of operations are available. The following financial information and operating data is not a comprehensive statement of the financial results for CF Industries Holdings, Inc. (“CF Industries”) or Terra Industries Inc. (“Terra”) for the quarter ended March 31, 2010 and has not been reviewed or audited by CF Industries’ and Terra’s respective independent registered public accounting firms. The final financial results for the quarter ended March 31, 2010 may vary from our expectations and may be materially different from the preliminary financial information and operating data provided below as the quarterly financial statement close process is not complete and additional developments and adjustments may arise between now and the time the financial results for this period are finalized. Accordingly, you should not place undue reliance on the following financial information and operating data.

CF Industries

Management currently expects CF Industries’ 2010 first quarter net sales to be approximately $502 million, or approximately 26% lower than CF Industries’ 2009 first quarter net sales of $681 million. Sales volume in the first quarter of 2010 is expected to be 1.7 million tons, or a decline of 6% as compared to the 1.8 million tons sold in the first quarter of 2009. The decline in both net sales and sales volume is due to declines in both the nitrogen and phosphate segments.

Financial results for the first quarter of 2010 will be impacted by merger related costs, including the $123 million termination fee that was paid by CF Industries on behalf of Terra in connection with the termination by Terra of its prior agreement to be acquired by Yara International ASA, a $28 million gain on the sale of CF Holdings’ investment in shares of Terra common stock and fees for professionals and advisors relating to the acquisition by CF Industries of Terra.

Nitrogen Segment

In the nitrogen segment, net sales are expected to be approximately $327 million, or 28% lower than the $456 million in the first quarter of 2009. Sales volume in the nitrogen segment is expected to decline by 5% to 1.2 million tons compared to the 1.3 million tons in the first quarter of 2009. Sales volume in the first quarter of 2010 declined as urea shipments fell, partially offset by increases in ammonia and UAN shipments. Pre-planting season sales volumes were impacted by cold and wet weather conditions in the first quarter. Average selling prices for all three nitrogen products are expected to be lower in the first quarter of 2010 compared to the first quarter of 2009, as the prior year period benefited from substantial sales volume that had been contracted under our Forward Pricing Program at earlier dates and higher prices. Average selling prices for all products in the first quarter of 2010 are expected to be higher than average selling prices in the fourth quarter of 2009. The weighted average cost of natural gas in the first quarter of 2010 declined by approximately 30% compared to the first quarter of 2009 from $7.33 per MMBtu in 2009 to $5.13 per MMBtu in 2010.

Set forth below is summary operating data for CF Industries’ nitrogen segment based on management’s current expectations for the quarters ended March 31, 2010 and 2009:

	Three Months Ended March 31,
	2010	2009	2010 v. 2009
	(in millions, except as noted)
Net sales	$327	$456	$(129)
Tons of product sold (000s)	1,198	1,265	(67)
Sales volume by product (000s)
Ammonia	189	133	56
Urea	598	733	(135)
UAN(1)	404	397	7
Other nitrogen products	7	2	5
Average selling price per ton by product
Ammonia	$321	$527	$(206)
Urea	306	365	(59)
UAN(1)	205	298	(93)
Cost of natural gas (per MMBtu)(2)
Donaldsonville	$5.31	$8.09	$(2.78)
Medicine Hat	4.70	5.99	(1.29)

(1)   Measured in product tons.

(2)   Includes gas purchases and realized gains and losses on gas derivatives.

Phosphate Segment

In the phosphate segment, net sales are expected to be approximately $175 million, or 22% lower than the $224 million in the first quarter of 2009. Sales volumes in the phosphate segment are expected to have declined by 9% to 480,000 tons compared to 527,000 tons in the first quarter of 2009 as declines in DAP were only partially offset by increases in MAP shipments. Average selling prices for DAP and MAP are expected to be lower in the first quarter of 2010 versus the first quarter of 2009. Average selling prices in the first quarter of 2010 are expected to be higher than average selling prices in the fourth quarter of 2009. Set forth below is summary operating data for CF Industries’ phosphate segment based on management’s current expectations for the quarters ended March 31, 2010 and March 31, 2009:

	Three Months Ended March 31,
	2010	2009	2010 v. 2009
	(in millions, except as noted)
Net sales	$175	$224	$(49)
Tons of product sold (000s)	480	527	(47)
Sales volume by product (000s)
DAP	374	445	(71)
MAP	106	82	24
Average selling price per ton by product
DAP	$361	$418	$(57)
MAP	379	466	(87)

Terra Industries

Management currently expects Terra’s 2010 first quarter revenues to be approximately $409 million, approximately 3% lower than Terra’s 2009 first quarter revenues of $420 million. This decline is primarily due to lower selling prices for ammonia, UAN and AN. The prior year first quarter selling price benefited from the orders that were previously committed to under higher prices during 2008. The decline in selling prices was partially offset by an increase in UAN and AN sales volume of 34% and 76%, respectively. For the first quarter, natural gas unit costs, net of forward pricing gains and losses, decreased by approximately 27% from $7.37 per MMBtu in 2009 to $5.39 per MMBtu in 2010.

Set forth below is summary operating data for Terra based on management’s current expectations for the quarters ended March 31, 2010 and 2009:

	Three Months Ended March 31,
	2010	2009	2010 v. 2009
	(in millions, except as noted)
Total revenues	$409	$420	$(11)
Tons of product sold (000s)	1,589	1,251	338
Sales volume by product (000s)
Ammonia	374	381	(7)
Urea	82	77	5
UAN(1)	837	625	212
Other nitrogen products	296	168	128
Average selling price per ton by product(2)
Ammonia	$314	$336	$(22)
Urea	325	322	3
UAN(1)	184	282	(98)
Other nitrogen products	193	267	(74)
Cost of natural gas (per MMBtu)(3)	$5.39	$7.37	$(1.98)

(1)   Measured in tons of UAN containing 32% nitrogen by weight.

(2)   After deducting outbound freight costs.

(3)   Includes all transportation and other logistical costs and any gains or losses on financial derivatives related to North American natural gas purchases.

Additional Information

This communication relates to the offer (the “Offer”) by Composite Merger Corporation (“Composite”), an indirect wholly-owned subsidiary of CF Industries, to exchange each issued and outstanding share of common stock of Terra Terra for $37.15 in cash and 0.0953 shares of CF Industries’ common stock.  This communication is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, shares of Terra common stock, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange (collectively with a Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) filed by CF Industries and Composite with the Securities and Exchange Commission (the “SEC”). The Offer is made only through the Exchange Offer Documents.

Security holders and investors may obtain any of the foregoing documents for free by visiting EDGAR on the SEC website at www.sec.gov or by calling Innisfree M&A Incorporated toll-free at (877) 456-3507.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Forward-Looking Statements

Certain statements contained in this communication may constitute ‘‘forward-looking statements.’’ All statements in this communication, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Risks and uncertainties relating to the proposed transaction include: uncertainty of the expected financial performance of CF Holdings following completion of the proposed transaction; CF Holdings’ ability to incur a substantial amount of indebtedness in connection with the proposed transaction, to comply with the covenants in such indebtedness and to make payments under such indebtedness when due; CF Holdings’ ability to consummate an equity offering following the closing of the proposed transaction; CF Holdings’ ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; CF Holdings’ ability to promptly and effectively integrate the businesses of Terra and CF Holdings; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; risks involving derivatives; weather conditions; our inability to predict seasonal demand for our products accurately; the concentration of our sales with certain large customers; the impact of changing market conditions on our Forward Pricing Program; the reliance of our operations on a limited number of key facilities and the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; risks associated with joint ventures; risks associated with expansion of our business, including unanticipated adverse consequences and the significant resources that could be required; future regulatory restrictions and requirements related to greenhouse gas emissions, climate change or other environmental requirements; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; the international credit crisis and global recession; and the other risks and uncertainties included from time to time in our filings with the SEC. Except as required by law, we undertake no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

$50,000,000 Credit Agreement dated as of December 21, 2004 among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P., as a Guarantor; the Lenders and Issuers Party thereto; Citicorp USA, Inc., as Administrative Agent and Collateral Agent; and Citigroup Global Markets Inc., as Lead Arranger and Sole Book Runner (incorporated by reference to Exhibit 4.19 to Terra Industries Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2005, File No. 001-08520)

10.2

Amendment No. 1, dated July 29, 2005, to the Credit Agreement, dated December 21, 2004, among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P., as a Guarantor; the Lenders party thereto; and Citicorp USA, Inc. as administrative agent and collateral agent for the Lenders and Issuers (incorporated by reference to Exhibit 4.5 to Terra Industries Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2005, File No. 001-08520)

10.3

Amendment No. 2, dated February 2, 2007, to the Credit Agreement, dated December 21, 2004, among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P.; the Lenders party thereto; and Citicorp USA, Inc. as administrative agent and collateral agent for the Lenders and Issuers (incorporated by reference to Exhibit 4.8 to Terra Nitrogen Company, L.P.’s

Annual Report on Form 10-K filed with the SEC on February 28, 2008, File No. 033-43007)

10.4

Amendment No. 3, dated October 9, 2009, to the Credit Agreement, dated December 21, 2004, among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P.; the Lenders party thereto; and Citicorp USA, Inc. as administrative agent and collateral agent for the Lenders and Issuers (incorporated by reference to Exhibit 4.16 to Terra Capital, Inc.’s Registration Statement on Form S-4 filed with the SEC on December 16, 2009, File No. 333-163762)

10.5

Waiver, dated as of April 2, 2010, among Terra Nitrogen, Limited Partnership, a Delaware limited partnership, Terra Nitrogen Company, L.P., a Delaware limited partnership, Terra Nitrogen GP, Inc., a Delaware corporation, the Lenders party thereto, and Citicorp USA, Inc., as Administrative Agent thereunder (incorporated by reference to Exhibit 10.1 to Terra Nitrogen Company, L.P.’s Current Report on Form 8-K filed with the SEC on April 7, 2010, File No. 033-43007)

99.1	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2010	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Vice President, General Counsel, and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

$50,000,000 Credit Agreement dated as of December 21, 2004 among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P., as a Guarantor; the Lenders and Issuers Party thereto; Citicorp USA, Inc., as Administrative Agent and Collateral Agent; and Citigroup Global Markets Inc., as Lead Arranger and Sole Book Runner (incorporated by reference to Exhibit 4.19 to Terra Industries Inc.’s Annual Report on Form 10K filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2005, File No. 001-08520)

10.2

Amendment No. 1, dated July 29, 2005, to the Credit Agreement, dated December 21, 2004, among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P., as a Guarantor; the Lenders party thereto; and Citicorp USA, Inc. as administrative agent and collateral agent for the Lenders and Issuers (incorporated by reference to Exhibit 4.5 to Terra Industries Inc.’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2005, File No. 001-08520)

10.3

Amendment No. 2, dated February 2, 2007, to the Credit Agreement, dated December 21, 2004, among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P.; the Lenders party thereto; and Citicorp USA, Inc. as administrative agent and collateral agent for the Lenders and Issuers (incorporated by reference to Exhibit 4.8 to Terra Nitrogen Company, L.P.’s Annual Report on Form 10-K filed with the SEC on February 28, 2008, File No. 033-43007)

10.4

Amendment No. 3, dated October 9, 2009, to the Credit Agreement, dated December 21, 2004, among Terra Nitrogen, Limited Partnership, as Borrower; Terra Nitrogen Company, L.P.; the Lenders party thereto; and Citicorp USA, Inc. as administrative agent and collateral agent for the Lenders and Issuers (incorporated by reference to Exhibit 4.16 to Terra Capital, Inc.’s Registration Statement on Form S-4 filed with the SEC on December 16, 2009, File No. 333-163762)

10.5

Waiver, dated as of April 2, 2010, among Terra Nitrogen, Limited Partnership, a Delaware limited partnership, Terra Nitrogen Company, L.P., a Delaware limited partnership, Terra Nitrogen GP, Inc., a Delaware corporation, the Lenders party thereto, and Citicorp USA, Inc., as Administrative Agent thereunder (incorporated by reference to Exhibit 10.1 to Terra Nitrogen Company, L.P.’s Current Report on Form 8-K filed with the SEC on April 7, 2010, File No. 033-43007)

99.1	Risk Factors